Income Taxes	12 Months Ended
Jun. 30, 2011
Income Taxes
Income Tax Disclosure [Text Block]

 NOTE 2           INCOME TAXES

At June 30, 2011, the Company had federal and state net operating loss carry forwards of approximately $879,390 that expire in various years through the year 2024.

Due to operating losses, there is no provision for current federal or state income taxes for the year ended June 30, 2011.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s deferred tax asset at June 30, 2011 consists of net operating loss carry forwards calculated using federal and state effective tax rates equating to approximately $307,000 less a valuation allowance in the amount of approximately $307,000. Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by approximately $274,000 and $33,000 for the year ended June 30, 2011and for the period from inception (July 28, 2009) through June 30, 2010, respectively.

The Company’s total deferred tax asset as of June 30, 2011 is as follows:

Total deferred tax asset	$307,000
Valuation allowance	(307,000)

Net deferred tax asset	$0

The reconciliation of income taxes computed at the federal and state statutory income tax rate to total income taxes for the year ended June 30, 2011 is as follows:

Income tax computed at the federal statutory rate	35%
Valuation allowance	(35%)
Total deferred tax asset	0%